Exhibit 32


                           NORTHGATE INNOVATIONS, INC.
                       CERTIFICATION OF CORPORATE OFFICERS

      (Furnished Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Northgate Innovations, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-K.

         [A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.]


March ____, 2004

/s/ KENT A. SAVAGE
--------------------------------------------
Kent A. Savage
Chief Executive Officer


/s/ THEODORE B. MUFTIC
--------------------------------------------
Theodore B. Muftic
Vice President and Chief Financial Officer


         The forgoing certification is being furnished as an exhibit to the Form 10-K pursuant to Item 601(b)(32) of Regulation S-K and Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and, accordingly, is not being filed as part of the Form 10-K for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.